Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Unless otherwise noted or as the context requires: “the Company,” “Institutional Financial Markets”, “we”, “us”, “IFMI” and “our” refer to Institutional Financial Markets, Inc. and it subsidiaries (formerly known as Cohen & Company Inc.); “IFMILLC,” refers to IFMI, LLC (formerly known as Cohen Brothers, LLC), the main operating subsidiary of the Company; “JVB” refers to JVB Financial Holdings, L.L.C. and its subsidiaries; and “Business Combination” refers to the January 13, 2011 closing of the acquisition of all of the outstanding membership units of JVB by IFMILLC.

On September 14, 2010, the Company and IFMILLC entered into a Purchase and Contribution Agreement, referred to herein, as amended, as the “Purchase Agreement,” with JVB, the sellers listed therein, or the “Sellers,” and certain employees of JVB, or the “Management Employees.” On January 13, 2011, the Company and IFMILLC completed the Business Combination, pursuant to which the Sellers sold all of the outstanding equity interests in JVB to IFMILLC and JVB became a wholly owned subsidiary of IFMILLC. The purchase price consisted of $5.6 million in cash, 313,051 shares of IFMI common stock and 559,020 restricted membership units in IFMILLC, or “Restricted Units,” plus a cash amount equal to JVB’s tangible net worth. In addition, the Company agreed to pay $2.5 million to the Management Employees in three equal installments, one on each of the first three anniversaries of the closing date of the Business Combination, contingent upon each individual’s continued employment at each payment date. Upon the closing of the Business Combination, an escrow of $484,000 was established for the payment of any adjustments to the purchase price based on the final tangible net worth of JVB as of the closing of the transaction and particular indemnities, and $384,000 was withheld by IFMILLC for payment to the Sellers only if a specific revenue target is achieved at the end of the first year of operation following the closing of the transaction. All of the Restricted Units were delivered to Management Employees and will vest in three equal installments on each of the first three anniversaries of the closing date of the Business Combination, subject to the terms and conditions contained in each employee’s employment agreement. Once vested, the Restricted Units may be redeemed for cash or, at the Company’s option, shares of the common stock of the Company.

The following unaudited pro forma condensed combined statements give effect to the Business Combination as if it had been completed as of September 30, 2010 for balance sheet purposes, and at the beginning of the periods presented for statements of operations purposes. We have adjusted the historical consolidated financial statements of both IFMI and JVB to give effect to pro forma events that are (1) directly attributable to the Business Combination, (2) factually supportable, and (3) with respect to the statement of operations, expected to have a continuing impact on the combined results. The manner in which this pro forma financial information is calculated may differ from similarly titled measures reported by other companies.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have occurred if the Business Combination had been completed during the period or as of the dates for which the pro forma data is presented, nor is it necessarily indicative of future operating results or the financial position of the combined company. These statements do not give effect to (1) IFMI or JVB’s results of operations or other transactions or developments since September 30, 2010, (2) the impact of possible enhancements, expense efficiencies or synergies expected to result from the Business Combination, or (3) the effects of events or developments that may occur subsequent to the Business Combination. The forgoing matters could cause both the combined company’s pro forma historical financial position and results of operations, and the combined company’s actual future financial position and results of operations, to differ materially from those presented in the accompanying unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined balance sheet and statement of operations and accompanying notes should be read in conjunction with the historical consolidated financial statements of IFMI and JVB. JVB’s audited financial statements for 2009 and 2008 are filed as an exhibit to the Form 8-K of which this exhibit is a part. IFMI’s historical audited financial statements and interim unaudited quarterly financial statements are included on Forms 10-K and Forms 10-Q filed with the Securities and Exchange Commission and are available via IFMI’s website at www.ifmi.com.

Institutional Financial Markets, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of September 30, 2010

(In thousands, except share amounts)

	IFMI	JVB	Adjustments		Pro Forma
Cash and cash equivalents	$43,069	$184	$(15,196	) (A)	$28,057
Restricted cash	3,314	100			3,414
Receivables from:
Brokers, dealers, and clearing agencies	4,423				4,423
Related parties	1,032				1,032
Other receivables	4,809				4,809
Investments - trading	168,376	57,745			226,121
Other investments, at fair value	47,846				47,846
Receivables under resale agreements	9,606				9,606
Goodwill	3,944		6,953	(B)	10,897
Other assets	22,069	862	166	(C)	23,097

Total assets	$308,488	$58,891	$(8,077)		$359,302

Payables to:
Brokers, dealers, and clearing agencies	$35,595	$31,780			$67,375
Related parties	38				38
Accounts payable and other liabilities	15,859	2,111	326	(D)	18,296
Accrued compensation	16,978				16,978
Trading securities sold, not yet purchased	86,504	15,066			101,570
Securities sold under agreement to repurchase	7,669				7,669
Deferred income taxes	10,569				10,569
Debt	48,431				48,431

Total liabilities	221,643	48,957	326		270,926

Common stock	10		1	(E)	11
Additional paid in capital	59,611		1,530	(E)	61,141
Retained earnings	4,285				4,285
Accumulated comprehensive income	(1,185)				(1,185)
Treasury stock	(328)				(328)
Members’ equity	—	9,934	(9,934	) (F)	—

Total controlling interest	62,393	9,934	(8,403)		63,924
Non controlling interest	24,452				24,452

Total stockholders’ equity	86,845	9,934	(8,403)		88,376

Total liabilities and equity	$308,488	$58,891	$(8,077)		$359,302

IFMI Shares	10,478,682		313,051		10,791,733

See notes to the unaudited pro forma condensed combined financial statements

Institutional Financial Markets, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Nine Months Ended September 30, 2010

(In thousands, except share and per share amounts)

	IFMI	JVB	Adjustments		Pro Forma
Revenues

Net trading	$56,483	20,550			$77,033
Asset management	19,050				19,050
New issue and advisory	2,103				2,103
Principal transactions and other income	23,012				23,012

Total revenues	100,648	20,550	—		121,198

Operating expenses
Compensation and benefits	64,190	12,721	1,304	(G)	78,215
Business development, occupancy, equipment	4,113				4,113
Professional services and other operating	20,043	6,077	(242	) (H)	25,878
Depreciation and amortization	1,899				1,899
Impairment of intangible asset	5,607				5,607

Total operating expenses	95,852	18,798	1,062		115,712

Operating income / (loss)	4,796	1,752	(1,062)		5,486

Non operating income / (expense)

Gain on repurchase of debt	2,518				2,518
Interest expense	(6,167)				(6,167)
Gain on sale of management contracts	971				971
Income / (loss) from equity method affiliates	6,004				6,004

Income / (loss) before income taxes	8,122	1,752	(1,062)		8,812
Income taxes	501		25	(I)	526

Net income (loss)	7,621	1,752	(1,087)		8,286
Less: Net (loss) income attributable to the noncontrolling interest	2,645		174	(J)	2,819

Net loss attributable to IFMI	$4,976	$1,752	$(1,261)		$5,467

Earnings (loss) per share-basic:
Basic earnings (loss) per share/unit	$0.48				$0.51

Weighted average shares/units outstanding-Basic	10,391,679		313,051	(K)	10,704,730

Earnings (loss) per share-diluted:
Diluted earnings (loss) per share unit	$0.48				$0.51

Weighted average shares/units outstanding-Diluted	15,675,235		477,116	(K)	16,152,351

See notes to the unaudited pro forma condensed combined financial statements

Institutional Financial Markets, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2009

(In thousands, except share and per share mounts)

	IFMI	JVB	Adjustments		Pro Forma
Revenues

Net trading	$44,165	$26,503			$70,668
Asset management	31,148				31,148
New issue and advisory	1,816				1,816
Principal transactions and other income	6,957				6,957

Total revenues	84,086	26,503	—		110,589

Operating expenses
Compensation and benefits	70,519	17,173	1,739	(L)	89,431
Business development, occupancy, equipment	5,469	1,523			6,992
Professional services and other operating	16,666	2,634			19,300
Depreciation and amortization	2,543	106			2,649

Total operating expenses	95,197	21,436	1,739		118,372

Operating income / (loss)	(11,111)	5,067	(1,739)		(7,783)

Non operating income / (expense)

Interest expense	(4,974)				(4,974)
Gain on sale of management contracts	7,746				7,746
Income / (loss) from equity method affiliates	(3,455)				(3,455)

Income / (loss) before income taxes	(11,794)	5,067	(1,739)		(8,466)
Income taxes	9			(M)	9

Net income (loss)	(11,803)	5,067	(1,739)		(8,475)
Less: Net (loss) income attributable to the noncontrolling interest	(98)		(46	) (N)	(144)

Net loss attributable to IFMI	$(11,705)	$5,067	$(1,693)		$(8,331)

Earnings (loss) per share/unit-basic:
Basic earnings (loss) per share/unit	$(1.21)				$(0.84)

Weighted average shares/units outstanding-Basic	9,639,475		313,051	(O)	9,952,526

Earnings (loss) per share/unit-diluted:
Diluted earnings (loss) per share unit	$(1.21)				$(0.84)

Weighted average shares/units outstanding-Diluted	9,639,475		313,051	(O)	9,952,526

See notes to unaudited pro forma condensed combined financial statements

Institutional Financial Markets, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(Dollars in thousands, except share and per share data)

Note 1 – Basis of Presentation

The unaudited pro forma condensed combined statements give effect to the Business Combination in a transaction to be accounted for as a purchase business combination under FASB Accounting Standards Codification (“ASC”) 805 “Business Combinations” and as if the acquisition of JVB had been completed as of September 30, 2010 for balance sheet purposes, and at the beginning of the periods presented for statements of operations purposes. IFMI is the acquirer for accounting purposes. IFMI will record the acquisition of JVB’s assets and liabilities as of the effective date of the Business Combination.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have occurred if the Business Combination had been completed during the period or as of the dates for which the pro forma data is presented, nor is it necessarily indicative of future operating results or the financial position of the combined company.

The purchase price of JVB has been allocated to the assets acquired and liabilities assumed based upon management’s preliminary estimates of their respective fair values as of the assumed date of acquisition as described above. The purchase price allocation reflected in the unaudited pro forma condensed combined financial statements is preliminary, and the final allocation will be based upon the fair values of the actual assets and liabilities of JVB as of the effective date of the combination. Accordingly, the actual purchase price adjustments may differ materially from those presented in these statements.

Certain reclassifications have been made to the JVB historical balances in the unaudited pro forma condensed combined financial statements in order to conform to IFMI’s presentation. IFMI has completed a preliminary review of JVB’s accounting policies but the review is ongoing. As such, additional reclassifications or pro forma adjustments may be identified.

Note 2 – Purchase Price of JVB

For purposes of preparing the accompanying unaudited pro forma condensed combined balance sheet, the purchase price was calculated as follows:

Calculation of Purchase Price

Equity consideration (i)
Shares of IFMI issued	313,051
Assumed price (ii)	$4.89

Value of shares		$1,531

Cash Consideration (iii)		15,196

Contingent payments due (iv)		326

Total purchase price		$17,053

(i)	Excludes 559,020 Restricted Units issued to certain JVB sellers that will remain employees of JVB. These Restricted Units vest over a three-year period and will be treated as compensation for future service and not part of the purchase price.

Institutional Financial Markets, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(Dollars in thousands, except share and per share data)

(ii)	The price used is the closing price of IFMI common stock on January 13, 2011.
(iii)	Excludes $2,482 to be paid over time to certain JVB sellers that will remain employees of JVB. The amount is contingent upon the individuals remaining employees. It is earned ratably over a three-year period. If the employee terminates employment during the three-year period, any unearned portion is refundable to the Company. It will be treated as compensation for future services and not part of the purchase price.
(iv)	See note 3-(D) below

The following represents the identifiable assets and liabilities acquired and the values assigned as of September 30, 2010:

Values Assigned to Identifiable Net Assets Acquired

	JVB Recorded Value	Purchase Accounting Adjustments	Purchase Accounting Value
Cash and cash equivalents	$184		$184
Restricted cash	100		100
Investments - trading	57,745		57,745
Other assets (i)	862	166	1,028
Payables to Brokers, dealers, and clearing agencies	(31,780)		(31,780)
Accounts payable and other liabilities	(2,111)		(2,111)
Trading securities sold, not yet purchased	(15,066)		(15,066)

Fair Value of net assets acquired			$10,100

(i)	See note 3(c) below

Note 3 – Pro Forma Adjustments

Pro forma adjustments for the Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2010 include:

(A)	Cash consideration paid to JVB sellers. See note 2.

(B)	Goodwill. Goodwill is calculated as follows:

Calculation of Goodwill

Purchase price	$17,053
Fair value of net assets acquired	(10,100)

Goodwill	$6,953

(C)	$166 which represents estimated value of broker-dealer license. The $166 value of JVB’s broker-dealer license is an initial estimate. This value will be finalized in the future. Any adjustment to this value in the final purchase accounting will result in an offsetting adjustment to the amount assigned to goodwill.

(D)	Represents contingent payments due to JVB sellers based on performance targets. A specific business unit of JVB is required to earn a minimum amount of revenue within 12 months of the Business Combination in order for this amount to be due to the owners of JVB. If that threshold is met, the owners of JVB will receive an additional payment of $384. The Company will treat this arrangement as contingent consideration under ASC 805. Accordingly, the Company should determine the fair value of this arrangement and record a liability equal to the fair value as of the date of the Business Combination. The Company has not yet finalized its determination of fair value, but included its preliminary determination of $326. The Company will carry this liability at fair value and any future adjustments in fair value will be recognized in earnings.

Institutional Financial Markets, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(Dollars in thousands, except share and per share data)

(E)	Value of IFMI common stock issued to JVB sellers. See note 2.

(F)	Elimination of the historical net worth of JVB.

Pro forma adjustments for the Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2010 include:

(G)	(i) Cash compensation to be paid to certain JVB sellers that will remain employees; and (ii) equity based compensation expense relating to Restricted Units issued to certain JVB Sellers that will remain employees calculated as follows:

Calculation of Compensation Adjustment

Cash compensation to be paid	$2,482
Required service period in months	36

Monthly expense	69
Months in period	9

Compensation recognized		$620

Cohen Brothers units issued	559,020
Assumed price	4.89

Total value of issuance	2,734
Required service period in months	36

Monthly expense	76
Months in period	9

Compensation recognized		684

Total Adjustment		$1,304

Note: Vested Restricted Units may be convertible on a one for one basis to IFMI shares of common stock at the Company’s option. Therefore, the per unit value of IFMILLC membership units used for equity compensation expense equals the per share market price of IFMI shares of common stock.

(H)	Adjust to professional services and other operating to eliminate legal fees related to the Business Combination.

(I)	Adjustment to income taxes calculated using the outstanding income tax provision rate of IFMILLC and the Company as of September 30, 2010 and applying it to the JVB income and adjustments included in the unaudited pro forma condensed combined statement of operations.

(J)	As part of the Business Combination and the issuance by IFMI of 313,051 shares of common stock to the JVB sellers, IFMILLC has agreed to issue to IFMI an additional 313,051 membership units of IFMILLC. This adjustment represents adjustment to non-controlling interest as result of applying JVB income and adjustments as well as the additional IFMILLC membership units issued to IFMI.

Institutional Financial Markets, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(Dollars in thousands, except share and per share data)

(K)	Pro forma weighted average shares of common stock outstanding and earnings per share are calculated as follows:

Computation of Weighted Average Shares

Basic
Actual weighted average shares - basic		10,391,679
IFMI shares issued to JVB Sellers		313,051

Pro Forma weighted average shares - basic		10,704,730

Diluted
Pro Forma weighted average shares - basic	10,704,730
IFMILLC membership units exchangeable into IFMI shares	5,283,556

		15,988,286
Dilutive effective of non-participating securities		164,065

Pro Forma weighted average shares - fully diluted		16,152,351

Note: The pro forma adjustment of 477,116 to diluted shares of common stock outstanding represents the 313,051 adjustment to basic plus the additional adjustment of 164,065 for the dilutive effect of non-participating securities.

Computation of Pro Forma Earnings per Share

Basic
Net Income attributable to IFMI	$5,467
Pro Forma weighted average shares - basic	10,704,730

Basic EPS	$0.51

Diluted
Net Income attributable to IFMI	5,467
Add: non controlling interest attributable to IFMILLC units convertible into IFMI shares	2,819
Add / (deduct): adjustment to income tax expense	(109)

Enterprise net income	8,177
Pro Forma weighted average shares - fully diluted	16,152,351

Diluted EPS	$0.51

Institutional Financial Markets, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(Dollars in thousands, except share and per share data)

Pro forma adjustments for the Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2009 include:

(L)	(i) Amortization of prepaid compensation paid to certain JVB sellers that will remain employees; and (ii) equity based compensation expense relating to Restricted Units issued to certain JVB sellers that will remain employees, calculated as follows:

Calculation of Compensation Adjustment

Cash compensation to be paid	$2,482
Required service period in months	36

Monthly expense	69
Months in period	12

Compensation recognized		$828

Cohen brothers units issued	559,020
Assumed price	4.89

Total value of issuance	2,734
Required service period in months	36

Monthly expense	76
Months in period	12

Compensation recognized		$911

Total Adjustment		$1,739

Note: Vested Restricted Units are convertible on a one for one basis to IFMI shares of common stock at the Company’s option. Therefore, the per-unit value of Restricted Units equals the per share market price of IFMI common stock.

(M)	There is no tax adjustment for the twelve months ended December 31, 2009. IFMI was a partnership from January 1, 2009 to December 17, 2009 and therefore not subject to federal income tax. Although it was subject to small amounts of entity level taxes in certain jurisdictions, there would not have been any material impact to those taxes (which in themselves were immaterial during 2009) through the acquisition of JVB. For the two week period of 2009 that IFMI was a corporation, its effective tax rate was 0%.

(N)	As part of the Business Combination and the issuance by IFMI of 313,051 shares of common stock to the JVB sellers, IFMILLC has agreed to issue IFMI an additional 313,051 membership units of IFMILLC. This adjustment represents adjustment to non-controlling interest as result of applying JVB income and adjustments as well as additional IFMILLC membership units issued to IFMI.

Institutional Financial Markets, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(Dollars in thousands, except share and per share data)

(O)	Pro forma weighted average shares of common stock outstanding and earnings per share are calculated as follows. Because 2009 was a period of net loss, fully diluted shares of common stock outstanding and earnings per share equals basic:

Computation of Weighted Average Shares

Basic and Diluted
Actual weighted average shares - basic / diluted	9,639,475
IFMI shares issued to JVB Sellers	313,051

Pro Forma weighted average shares - basic / diluted	9,952,526

Computation of Pro Forma Earnings per Share

Basic and Diluted
Net Income attributable to IFMI	$(8,331)
Pro Forma weighted average shares - basic / diluted	9,952,526

Basic and Diluted EPS	$(0.84)